CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   EXHIBIT 10.26

           FIRST AMENDMENT TO THE INFLUENZA VACCINE COLLABORATION AND
                       LICENSE AND DISTRIBUTION AGREEMENT


This FIRST AMENDMENT TO THE INFLUENZA VACCINE COLLABORATION AND LICENSE AND DISTRIBUTION AGREEMENT (the "Amendment") is made this _7th_ day of _____June__, 1999, by and between CSL LIMITED, A.C.N. 051 588 348 whose head office is situated at 45 Poplar Road, Parkville in the State of Victoria, 3052, Australia (hereinafter, "CSL Limited") and its Affiliates in the Territory (hereinafter, collectively referred to as "CSL"), and AVIRON of 297 North Bernardo Avenue, Mountain View, in the State of California 94043, U.S.A. (hereinafter referred to as "Aviron"), each of which may be hereinafter referred to together as "the Parties" or each individually as a "Party".

                                    RECITALS

WHEREAS, Aviron and CSL have entered into that certain Influenza Vaccine Collaboration and License and Distribution Agreement dated June 19, 1998 (the "Agreement") regarding the clinical development and commercialization of Aviron's proprietary intranasally delivered cold adapted influenza vaccine in [*] formulation in certain territories; and

WHEREAS, the Parties now desire to expand the scope of the Agreement to include such vaccine in [*] formulation;

NOW, THEREFORE, the Parties hereby agree as follows:

1.   Section 1.3 of the Agreement is hereby amended as follows:

     "Aviron Product" means (a) Aviron's live, intranasally delivered, cold adapted influenza vaccine in a [*] formulation that, during the dating period established by the FDA, [*]; and (b) the [*].

2.   Section 1.6 of the Agreement is hereby amended as follows:

     "Bridging Studies" means:

     (a) those certain "bridging studies" required to be conducted to obtain Regulatory Approval in the Territory for the [*] Aviron Product by demonstrating [*], in order to [*] for the [*]; and

     (b) those certain "bridging studies" required to be conducted to obtain Regulatory Approval in the Territory for the [*] by demonstrating its [*], in order to [*] for the [*].



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE, 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.   Section 1.15 of the Agreement is hereby amended as follows:

     "Development and Regulatory Costs" means the costs incurred by either Party or for its account specifically identifiable to the development of the Aviron Product for Regulatory Approval in the Territory and shall consist of (a) [*] costs associated with the conduct of the [*]; (b) Cost of Goods Shipped of any Aviron Product [*]; and (c) direct labor and materials and out-of-pocket costs associated with the [*] in the Territory as specified in the Development Plan and approved by the Steering Committee, and all calculated in accordance with reasonable cost accounting methods, consistently applied by the Party performing the work.

4.   Section 1.19 of the Agreement is hereby amended as follows:

     "[*] Aviron Product" means Aviron's live, intranasally delivered, cold adapted influenza vaccine in a formulation which, during the dating period established by the FDA, [*], as further described in the PLA.

5.   Section 1.20 of the Agreement is hereby amended as follows:

     "[*] CSL Product" means any influenza vaccine (whether live or killed) product [*], but specifically excluding the [*] Aviron Product.

6.   Section 1.25 of the Agreement is hereby amended as follows:

     "Market Launch" means the first to occur of (a) the first commercial sale of the [*] Aviron Product in the Territory by CSL or its Affiliate, or (b) the first commercial sale of the [*] Aviron Product in the Territory by CSL or its Affiliate.

7.   The following provision is hereby inserted as Section 4.8 of the Agreement:

     4.8 Development of Aviron Product outside of Territory. Notwithstanding any other provision of this Agreement, the Steering Committee shall have [*] of the Aviron Product outside of the Territory.

8.   The following provision is hereby inserted as Section 4.9 of the Agreement:

     4.9 Failure to Obtain Regulatory Approval. In the event that CSL has not obtained Regulatory Approval for the [*] Aviron Product in the Territory within the [*] following the date that the [*] Aviron Product is approved for commercial sale in the United States by the FDA, Aviron shall have the right to [*] with respect to the [*] Aviron Product upon [*] written notice.

9.   Section 6.1(a) of the Agreement is hereby amended as follows:

     Supply by Aviron. It is Aviron's intention to supply, or cause to be supplied, finished Aviron Product to CSL for sale in the Territory. Any such supply shall be pursuant to a separate supply agreement. Such supply agreement will contain standard industry terms, including without limitation provisions regarding forecasts, ordering, delivery and acceptance. Aviron



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE, 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Product provided to CSL pursuant to such supply agreement will be invoiced to CSL at Aviron's [*], which [*] shall not be [*]. Such agreement will also provide that:

         (i) Aviron shall in good faith attempt to meet CSL's Aviron Product requirements, provided that in the event that [*], Aviron reserves the right to [*];

          (ii) Aviron shall [*] to supply [*] Aviron Product to CSL to the extent that such supply would prevent [*] and/or meeting its obligations under an [*] with [*] Aviron Product for [*] the Territory;

          (iii) Aviron shall not be held liable for [*];

          (iv) such Aviron Product shall be manufactured in accordance with the specifications approved by the TGA and in compliance with Good Manufacturing Practices; and

          (v) following the earlier of (A) the [*] of the date that the [*] Aviron Product receives approval from the FDA for commercial sale in the United States, or (B) the expiration or termination of [*] as of the Effective Date between [*] relating to the [*] Aviron Product, as such [*] (it being understood that [*] shall have no obligation to [*] may at its election and upon [*] prior written notice, [*] Aviron Product to [*] under this Agreement, provided that in such event, [*] shall be deemed to have [*] under the [*] Aviron Product for [*] in the Territory during the term of this Agreement.

10.  The following provision is hereby inserted as Section 6.2 to the Agreement:

     6.2 [*]. To the extent that doing so is consistent with [*] to its [*] may become a [*] for the [*] Aviron Product.

11.  Section 18.1 of the Agreement is hereby amended as follows:

     Term of Agreement.

          (a) Initial Term. This Agreement shall expire upon the sixth anniversary of the date of the first commercial sale of the Liquid Aviron Product in the Territory by CSL or its Affiliate, provided that (i) if there has been no such commercial sale of the [*] Aviron Product within six (6) years of the Effective Date, then this Agreement shall expire upon the sixth anniversary of the date of the first commercial sale of the [*] Aviron Product in the Territory by CSL or its Affiliate, and (ii) if there has been no such commercial sale of either the [*] Aviron Product or the [*] Aviron Product within six (6) years of the Effective Date, then this Agreement shall expire upon the sixth anniversary of the Effective Date (each such expiration, the "Initial Term").

          (b) Renewal. In the event one of the following events (each, a "Triggering Event") has occurred:

               (i) CSL and its Affiliate has sold in the Territory at least [*] of the Aviron Product (whether the [*] Aviron Product or the [*] Aviron Product) in



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE, 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the aggregate in [*] years from the first commercial sale of the [*] Aviron Product in the Territory by CSL or its Affiliate; or

               (ii) CSL has obtained [*] for the [*] Aviron Product in Australia for [*] any time prior to the expiration of the Initial Term; or

               (iii) CSL has obtained [*] for the [*] Aviron Product in Australia for [*] any time prior to the expiration of the Initial Term;

     then CSL shall have the right, upon thirty (30) days written notice to Aviron (but in no event after the termination or expiration of the Initial Term, except with Aviron's prior written consent), to renew the term of this Agreement for an additional six (6) years, subject to Aviron's right to terminate during such additional term, as provided in Section 18.2(d). It is understood by the Parties that such renewal shall occur no more than once and shall be on the same terms and conditions as herein contained. In the event that none of the Triggering Events have occurred prior to expiration of the Initial Term, this Agreement shall terminate, unless otherwise agreed upon by the Parties.

12. The following provisions are hereby inserted as Sections 10.2(n) and 10.2(o) of the Agreement:

     (n)  Section 3.5 (United States government "march-in" rights);

     (o)  Section 8.5 ([*]).

13. The following provisions of Section 1.1 of the Option Agreement, which is attached and incorporated into the Agreement as Schedule 7.7 thereof, are hereby amended as follows:

     Acceptance Period means the period commencing on the first of (i) the date [*], or (ii) the date [*], and ending at 4 p.m. (Melbourne time) on the date five (5) years after the date of commencement of the Acceptance Period.

     Application Period means the period commencing on the date [*], and ending at 4 p.m. (Melbourne time) on the date five (5) years after the date of commencement of the Application Period.

     Relevant Condition Precedent means:

     (a) In the case of the Option referred to in Clause 2.1(a), the occurrence of the event which causes [*];

     (b) In the case of the Option referred to in Clause 2.1(b), the occurrence of the event which causes [*]; and

     (c) In the case of the Option referred to in Clause 2.1(c), the occurrence of the event which causes the Third Period to commence.

     Third Period means the period commencing on the first to occur of:



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE, 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     (a)  the date CSL first [*]; or

     (b)  the date that [*];

and ending at 4 p.m. (Melbourne time) on the date [ * ] after the date of commencement of the Third Period.

14. All capitalized words used in this Amendment shall have the meanings ascribed to them in the Agreement, unless otherwise indicated.

15. Except as explicitly set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by the respective duly authorized officers as of the date first written above.



CSL LIMITED, A.C.N.                       AVIRON

By: /s/ Stan McLiesh                      By: /s/ Carol A. Olson
   -----------------------------------       -----------------------------------
Printed Name: Stan McLiesh                Printed Name: Carol A. Olson
             -------------------------                 -------------------------
Title: General Manager Pharmaceuticals    Title: Senior Vice President
      --------------------------------          --------------------------------



/s/ P. Turvey
--------------------------------------
Peter Turvey                    (date)
Company Secretary



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE, 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

420703 v2/PA
90m702!.DOC
072699/1648
420703 v3/PA
90m703!.DOC
072699/1648



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE, 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.